Exhibit 10.2

CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 33-90616,

No. 33-80797, No. 333-6390, No. 333-6862, No. 333-7226 and No. 333-12732) of STMicroelectronics N.V. of our reports dated February 19, 2003 relating to the financial statements and the financial statement schedule, which appear in this Form 20-F.

Amsterdam, March 14, 2003

PricewaterhouseCoopers Accountants N.V.

PricewaterhouseCoopers is the trade name of amongst others the following companies: PricewaterhouseCoopers Accountants N.V. (registered with the Trade Register under number 34180285), PricewaterhouseCoopers Belastingadviseurs N.V. (registered with the Trade Register under number 34180284), PricewaterhouseCoopers Corporate Finance & Recovery N.V. (registered with the Trade Register under number 34180287) and PricewaterhouseCoopers B.V. (registered with the Trade Register under number 34180289). The services rendered by these companies are governed by General Terms & Conditions, which include provisions regarding our liability. These General Terms & Conditions are filed with the Amsterdam Chamber of Commerce and can also be viewed at www.pwcglobal.com/nl.